UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2024

EQUINIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40205 (Commission File Number)	77-0487526 (I.R.S. Employer Identification No.)

One Lagoon Drive
Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

(650) 598-6000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027		The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033		The Nasdaq Stock Market LLC
3.650% Senior Notes due 2033		The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement

On October 1, 2024, Equinix, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Barclays Capital Inc. (“Barclays”), BTIG, LLC, Jefferies LLC (“Jefferies”), Mizuho Securities USA LLC (“Mizuho”), MUFG Securities Americas Inc., RBC Capital Markets, LLC (“RBC”), Scotia Capital (USA) Inc. (“Scotiabank”) and TD Securities (USA) LLC (“TD”) (each, a “Sales Agent,” and collectively, the “Sales Agents”), Barclays Bank PLC, Jefferies, Mizuho Markets Americas LLC, Royal Bank of Canada, The Bank of Nova Scotia and The Toronto-Dominion Bank (each, in its capacity as purchaser under any Forward Sale Agreement (as defined below), a “Forward Purchaser” and collectively, the “Forward Purchasers”) and Barclays, Jefferies, Mizuho, RBC, Scotiabank and TD (each, as agent for its affiliated Forward Purchaser in connection with the offering and sale of any shares of the Company’s common stock in connection with a Forward Sale Agreement pursuant to the Equity Distribution Agreement, a “Forward Seller” and collectively, the “Forward Sellers”). Concurrently with its entry into the Equity Distribution Agreement, the Company entered into separate master forward confirmations (collectively, the “Master Forward Confirmations”), each dated October 1, 2024, by and between the Company and each of the Forward Purchasers.

Pursuant to the terms of the Equity Distribution Agreement, the Company may issue and sell, from time to time, through or to the Sales Agents, as sales agents and/or principals, or pursuant to any Forward Sale Agreements under the Master Forward Confirmations, shares of its common stock, par value $0.001 per share, having an aggregate offering price of up to $2,000,000,000 (the “Shares”). The sales of Shares through or to the Sales Agents, if any, will be made by means of ordinary brokers’ transactions or sales made to or through a market maker at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, or sales by such other methods, including privately negotiated transactions (including block sales), as the Company and the Sales Agents may agree.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of Shares through the Sales Agents, the Company may also enter into forward sale agreements pursuant to any Master Forward Confirmation and related supplemental confirmations to be entered into between the Company and the relevant Forward Purchaser pursuant thereto (each supplemental confirmation, together with the related Master Forward Confirmation, a “Forward Sale Agreement”). In connection with any Forward Sale Agreement, pursuant to the Equity Distribution Agreement, the relevant Forward Purchaser has agreed to use commercially reasonable efforts consistent with its normal trading and sales practices to borrow from third parties and, through the relevant Forward Seller, sell a number of Shares equal to the number of Shares underlying the particular Forward Sale Agreement.

The Company will not initially receive any proceeds from the sale of borrowed shares of the Company’s common stock by a Forward Seller. The Company expects to receive proceeds upon future physical settlement of the relevant Forward Sale Agreement with the relevant Forward Purchaser on dates specified by the Company on or prior to the maturity date of the relevant Forward Sale Agreement.

In connection with each Forward Sale Agreement, the relevant Forward Seller will receive, in the form of a reduced initial forward sale price payable by the relevant Forward Purchaser under the relevant Forward Sale Agreement, commissions at a mutually agreed rate not to exceed 2.0% of the gross sales price of all borrowed shares of common stock sold during the applicable forward hedge selling period by it as a Forward Seller.

The Company intends to use the net proceeds, if any, (x) from the offering, after deducting the Sales Agents’ commissions and its offering expenses and (y) payable upon settlement of any Forward Sale Agreement, in each case, to fund the acquisition of additional properties or businesses, fund development opportunities, and to provide for working capital and other general corporate purposes, including but not limited to repayment of debt.

The shares of common stock that the Company may offer and sell, and the shares of borrowed common stock that the Forward Purchasers may offer and sell through the Forward Sellers, pursuant to the Equity Distribution Agreement will be offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-275203) filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2023, as amended by the Post-Effective Amendment No. 1 filed on March 18, 2024 and the prospectus supplement filed with the SEC on October 1, 2024.

The foregoing descriptions of the Equity Distribution Agreement and Master Forward Confirmations are not complete and are qualified in their entirety by reference to the full text of the Equity Distribution Agreement and form of Master Forward Confirmation, which are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Company is also party to that certain Equity Distribution Agreement, dated November 4, 2022, as amended on October 27, 2023 (as amended, the “2022 Equity Distribution Agreement”), pursuant to which the Company may offer and, if applicable, sell shares of the Company’s common stock having an aggregate offering price of up to $1,500,000,000. The Company has sold and settled all shares of its common stock that may be sold pursuant to the 2022 Equity Distribution Agreement as of September 30, 2024 and as such, the 2022 Equity Distribution Agreement has expired pursuant to its terms.

The legal opinion of Davis Polk & Wardwell LLP relating to the shares of common stock being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The legal opinion of Sullivan & Worcester LLP relating to tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated as of October 1, 2024, by and among Equinix, Inc., Barclays Capital Inc., BTIG, LLC, Jefferies LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and TD Securities (USA) LLC, acting as managers, Barclays Bank PLC, Jefferies LLC, Mizuho Markets Americas LLC, Royal Bank of Canada, The Bank of Nova Scotia and The Toronto-Dominion Bank, acting as forward purchasers, and Barclays Capital Inc., Jefferies LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and TD Securities (USA) LLC, acting as forward sellers.
1.2	Form of Master Forward Confirmation (included in Exhibit 1.1)
5.1	Opinion of Davis Polk & Wardwell LLP
8.1	Opinion of Sullivan & Worcester LLP
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)
23.2	Consent of Sullivan & Worcester LLP (included in Exhibit 8.1)
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

	By:	/s/ Keith D. Taylor
	Name:	Keith D. Taylor
	Title:	Chief Financial Officer
Date: October 1, 2024